UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 31, 2020

CANFIELD MEDICAL SUPPLY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Colorado
(State or Other Jurisdiction of Incorporation)

000-55114	34-1720075
(Commission File Number)	(IRS Employer Identification No.)

1314 E Las Olas Blvd, Suite 221 Fort Lauderdale, Florida 33301
(Address of Principal Executive Offices)

(954) 745-5815
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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EXPLANATORY NOTE

On April 6, 2020 Canfield Medical Supply, Inc. (the “Company”) filed a current report on Form 8-K (the “Current Report) with the Securities and Exchange Commission disclosing that on March 31, 2020 SBG Acquisition Inc. a wholly-owned subsidiary of the Company merged with and into Splash Beverage Group, Inc. The Company is filing this Amendment No. 1 to the Current Report to disclose the financial statements required under Regulation S-X.

Item 2.01.	Completion of Acquisition or Disposition of Assets

As previously reported on a Current Report on Form 8-K that was filed with the Securities and Exchange Commission on January 7, 2020, on December 31, 2019 Canfield Medical Supply, Inc., a Colorado corporation (the “Company”), entered into an Agreement and Plan of Merger  (the “Merger Agreement”) with SBG Acquisition Inc. (“Merger Sub”), a Nevada Corporation wholly-owned by the Company, and Splash Beverage Group, Inc. a Nevada corporation (“Splash”) pursuant to which Merger Sub shall be merged with and into Splash (the “Merger”) with Splash as the surviving company and a wholly-owned subsidiary of the Company.

The closing of the Merger took place on March 31, 2020 (the “Closing”) and on March 31, 2020, the Company filed Articles of Conversion/Exchange Merger with the Secretary of State of the State of Nevada pertaining to the merger of Merger Sub into Splash, with Splash as the surviving entity wholly owned by the Company, and the Merger became effective on that date.

Splash, a corporation incorporated under the laws of Nevada, specializes in manufacturing, distribution, selling and marketing of various beverages across multiple channels, operating in both the non-alcoholic and alcoholic segments, leveraging efficiencies and diluting risk.

In connection with the Merger, Splash entered into Lock-Up Agreements with officers, directors, employees, consultants and beneficial owners of more than 10% of the outstanding shares of Splash prior to the Merger (the “Lock-Up Holder”). Pursuant to the Lock-Up Agreements, the Lock-Up Holder agreed that for a period of 180 days (“Lock-Up Period”) from the Merger the Lock-Up Holder will not offer, pledge, sell or otherwise transfer or dispose of any shares of the common stock of the Company that the Lock-Up Holder receives in connection with the Merger( the “Lock-Up Securities”). Upon termination of the Lock-up Period the Lock-Up Holder may release from the sale restrictions in the Lock-Up agreements contained up to twenty-five percent (25%) of the Lock-up Securities during ninety (90) days after expiration of Lock Up Period and (ii) release from the sale restrictions contained in the Lock-Up Agreement all remaining Lock-up Securities six months after the Lock Up Period (collectively these six months are, the “Leak-Out Period”).

The Lock-up Securities may be released from the sale restrictions contained in the Lock-Up Agreement at any time following the Lock-up Period (the “Early L/U Release”) when both (a) the volume of Canfield shares traded are at least 50,000 shares of common stock per day (the “Volume Condition”) and (b) the closing price per share determined on a volume weighted average price basis equals not less than 300% of deemed value per share (the “Price Condition”) for 20 consecutive trading days (the “Trading Term Condition”) have been met. The “deemed value per share” shall equal the aggregate Canfield enterprise value post-Merger divided by the total number of shares outstanding but in any event shall be not less than $1.00 per share (before giving effect to a proposed reverse stock split discussed below).

The Lock-Up Agreements apply to approximately 4,734,334 shares of the common stock of the Company.

In connection with the Merger, Splash entered into Promissory Note Conversion Agreements with approximately eighteen (18) holders who held approximately $7,748,720 in principal and interest amount of debt. Pursuant to the Promissory Note Conversion Agreements, the holders agreed to convert the outstanding amount including principal and interest of the promissory notes held by them and receive common stock of Splash at a conversion rate of $1.00 per share. As a result of the conversions, 10,560,900 shares of the common stock of Splash (the “Note Conversion Shares”) were issued in exchange for the Outstanding Promissory Notes. Pursuant to the Promissory Note Conversion Agreements, the holders were given piggyback rights with respect to the Note Conversion Shares, which would require that the Note Conversion Shares are included on a registration statement that the Company files with the Securities and Exchange Commission seeking to register other shares. Under the Promissory Note Conversion Agreement, if the Company shall fail to raise $9,000,000 of additional capital no later than six months from the date of the Merger, then the holder may seek to rescind the Promissory Note Conversion Agreement, return the Note Conversion Shares and receive a replacement promissory note from the Company. A form of the replacement promissory notes is attached to the Current Report on Form 8-K as exhibit 4.1 and is incorporated by reference herein.

In connection with the Merger, Splash entered into Preferred Stock Conversion Agreements with the three (3) holders of 1,000,000 shares of its Series A Convertible Preferred Stock and thirty-eight (38) holders of 3,913,418 shares of its Series B Convertible Preferred Stock. Pursuant to the conversion agreements the holders agreed to convert their Preferred Stock into 13,930,413 shares (the “Preferred Stock Conversion Shares”) of the common stock of Splash. Pursuant to the Preferred Stock Conversion Agreements, the holders were given piggyback rights with respect to the Preferred Stock Conversion Shares, which would require that the Preferred Stock Conversion Shares are included on a registration statement that the Company files with the Securities and Exchange Commission seeking to register other shares. Under the Preferred Stock Conversion Agreement, if the Company shall fail to raise $9,000,000 of additional capital no later than six months from the date of the Merger, then the holder may seek to rescind the Preferred Stock Conversion Agreement, return the Preferred Stock Conversion Shares and receive replacement shares of preferred stock from the Company.

In connection with the Merger, the Company will issue (i) warrants to purchase 1,838,745 shares of its common stock to the holders of 1,349,120 shares of Splash Series B Convertible Preferred Stock (“Preferred B Warrants”) and (ii) warrants to purchase 96,664 shares of its common stock to certain debt holders of Splash in connection with a previous repurchase of Splash debt by such lenders (“Debt Repurchase Warrants” and collectively with the Preferred B Warrants the “SBG Warrants”). The warrants have an exercise price of $1.50 per share subject to adjustment as set forth in the warrant, and may be exercised on a cashless basis as set forth in the Warrant. The warrants are exercisable until three years form the date of issuance. The warrants contain a dilutive issuance provision such that in the event that the Company sells or issue shares of common stock for consideration that is less than the current exercise price the exercise price shall be reduced concurrently with such issue. The form of warrant is included as Exhibit 10.4 to this 8-K.

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In connection with the Merger, the company will issue warrants to purchase 4,088,766 shares of its common stock (the “New Warrants”) to the holders of warrants to purchase 3,000,000 shares of Splash common stock. The warrants have an exercise price of $.25 per share subject to adjustment as set forth in the warrant. If at any time after the warrant is issued, there is no effective registration statement registering or no current prospectus available for the resale of the shares of common stock issuable upon exercise of the warrant and the fair market value of one (1) share of Warrant Stock is greater than the exercise price the warrants may be exercised on a cashless basis. The warrants may be exercised until three years from the issuance date. The form of warrant is included as Exhibit 10.5 to this 8-K.

At the Closing, each outstanding share of common stock, was converted into such amount of fully paid and non-assessable shares of the common stock of the Company so that, upon completion of the Merger, the Company will issue to Splash’s equity holders common stock equaling approximately 85% of the Company on a fully diluted basis in exchange for the common stock of Splash and the current shareholders of the Company will own approximately 15% of the Company.

The foregoing descriptions of the Merger Agreement, the Lock-Up Agreements, the Promissory Note Conversion Agreement, the Preferred Stock Conversion Agreement, the form of Replacement Note, the SBG Warrant and the New Warrant do not purport to be complete and are qualified in its entirety by reference to these agreements which are attached hereto as Exhibit 2.1, 10.1, 10.2, 10.3, 10.4, 10.5, and 4.1 respectively and are incorporated herein by reference.

The Corporation’s Board approved a reverse split of the Corporation’s common stock at a ratio of not less than one share for every two shares but not more than one share for every 10 shares (the "Reverse Split Range") that are issued and outstanding shares of the Corporation's common stock to be effected not earlier than the first business date after the Closing but not later than three months thereafter.

Item 3.02	Unregistered Sales of Equity Securities

As described in Section 2.01, the Company became obligated to issue an aggregate of 67,720,853 shares of common stock in connection with the Merger as well became obligated to issue warrants to purchase 19,067,337 shares of the Company’s common stock, which are included of the 85% fully diluted amount discussed above. The shares issued in connection with the Merger will be issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended since among other things the transactions did not involve a public offering.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On the Closing and pursuant to the Merger Agreement, John Matthias Lepo resigned as the Company’s Chief Executive Officer and Chief Financial Officer.

On the Closing and pursuant to the Merger Agreement, Robert Nistico was appointed as the Company’s Chairman of the Board, Chief Executive Officer and President, Dean Huge was appointed as the Company’s Chief Financial Officer, and Justin Yorke was appointed as the Company’s Secretary.

On the Closing and pursuant to the Merger Agreement, Michael West, and Stephen West, tendered their resignations as directors and, pursuant to the Merger Agreement, Robert Nistico and Justin Yorke, each of whom is a current director of Splash, become directors of the Company. Mr. Nistico owns approximately 5% of SALT Tequila USA, LLC. Splash is the manufacture and distributer of Salt Tequila’s products.

Robert Nistico, age 54, on March 31, 2020 became the Chief Executive Officer and a member of the board of directors of the Company. Since 2012, Mr. Nistico has served as the Chief Executive Officer and a member of the board of directors of the Splash Beverage Group, Inc. Mr. Nistico also served as the president of Viva Beverages, LLC. Mr. Nistico was the fifth employee at Red Bull North America, Inc. where he worked for 10 years and served as Vice President of Field Marketing and Sr. Vice President/General Manager. Mr. Nistico was instrumental in building the Red Bull brand in North and Central America and the Caribbean from $0 revenues to $1.45 billion in annual revenues. Earlier, he held the brand position of Regional Portfolio V.P and Division Manager for Diageo (formerly I.D.V. / Heublein), General Sales Manager for Republic National (formerly The Julius Schepps Company) and North Texas State Manager for The E & J Gallo Winery (and a variety of other management positions for those companies). Mr. Nistico serves as a Director of Apollo Brands. Mr. Nistico has more than 27 years of experience in the beverage industry, including direct and indirect sales management, strategic brand management & marketing, finance, operations, production and logistics. Mr. Nistico holds a B.A. from the University of Colorado.

Dean Huge, age 61, became the Chief Financial Officer of the Company on March 31, 2020 and since June 2018 has been the Chief Financial Officer of the Splash Beverage Group, Inc. From 2017 to June 2018 Mr. Huge was the Interim Chief Financial Officer of Splash Beverage Group, Inc. Mr. Huge was the President of D&H Energy Development, Inc. where he developed a toxic waste processing plant to create electrical energy from May 2013 to May 2017. With 35 years of experience, Mr. Huge’s career started on Wall Street in the private and public sectors. Mr. Huge has been involved with in-depth work in accounting, audits, IPOs, secondary offering and complex partnership matters. Mr. Huge’s experience includes expertise in financial services, manufacturing, distribution and SAAS type programs and he has degrees in Accounting and Finance.

Justin Yorke, age 51, became a member of the board of directors of the Company on the Merger and serves as Director of Splash Beverage Group, Inc. Since March 31, 2020, Mr. Yorke has also served as the Company’s Secretary. Mr. Yorke has over twenty-five years of experience in finance. Based in Hong Kong for a little over 10 years, he managed funds for a private Swiss Bank, Darier Henstch. Prior to that, Mr. Yorke managed funds for Peregrine Investments and Unifund, a high net worth family out based in Switzerland. For the past 10 years, Mr. Yorke has been a partner in San Gabriel Advisors and is the manager of the San Gabriel Fund, JMW Fund and Richland Fund. He has a B.A. degree from UCLA. Mr. Yorke is the principal of WesBev LLC which prior to the Merger was the majority shareholder of the Company.

There are no family relationships with any of the executive officers or directors of the Company and the above referenced individuals. Other than as set forth in the Merger Agreement there are no arrangements or understandings between the above referenced individuals and any other persons pursuant to which he was selected as a director, and there are no transactions in which he has an interest requiring disclosure under Item 404(a) of Regulation S-K.

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Item 7.01 Regulation FD Disclosure

On April 6, 2020, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01 Risk Factors

The Company is subject to all the same risks that all companies in its business, and all companies in the economy, are exposed to. These include risks relating to economic downturns, political and economic events and technological developments (such as hacking and the ability to prevent hacking). Additionally, early-stage companies are inherently more risky than more developed companies.  The risk factors summarized below are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial may also materially adversely affect our business, reputation, financial condition and/or operating results.

An occurrence of an uncontrollable event such as the COVID-19 pandemic may negatively affect our operations and our ability to raise capital.

The occurrence of an uncontrollable event such as the COVID-19 pandemic may negatively affect our operations. A pandemic typically results in social distancing, travel bans and quarantine, and this may limit access to our facilities, customers, management, support staff and professional advisors. This event may also limit our ability to raise capital which as noted above could trigger certain rescission rights which could result in the Company’s incurring additional debt and preferred holders who may take preference over other common holders. These factors, in turn, may not only impact our operations, financial condition and demand for our products but our overall ability to react timely to mitigate the impact of this event. Also, it may hamper our efforts to comply with our filing obligations with the Securities and Exchange Commission.

Demand for our products may be adversely affected by changes in consumer preferences or any inability on our part to innovate, market or distribute our products effectively, and any significant reduction in demand could adversely affect our business, financial condition or results of operations..

Our beverage portfolio is comprised of a number of unique brands with reputations and consumer imagery that have been built over time. Our investments in marketing as well as our strong commitment to product quality are intended to have a favorable impact on brand image and consumer preferences. Unfavorable publicity, or allegations of quality issues, even if false or unfounded, could tarnish our reputation and brand image and may cause consumers to choose other products. In addition, if we do not adequately anticipate and react to changing demographics, consumer and economic trends, health concerns and product preferences, our financial results could be adversely affected.

Competition.

The beverage industry is extremely competitive. Our products compete with a broad range of beverage products, most of which are manufactured and distributed by companies with substantially greater financial, marketing and distribution resources. In order to generate future revenues and profits, we must continue to sell products that appeal to our customers and consumers. Discounting and other actions by our competitors may make it more difficult to sustain revenues and profits.

Volatility in the price or availability of the inputs we depend on, including raw materials, packaging, energy and labor, could adversely impact our financial results.

Our financial results could be adversely impacted by changes in the cost or availability of raw materials and packaging. Continued growth would require us to hire, retain and develop a highly skilled workforce and talented management team. Any unplanned turnover or our failure to develop an adequate succession plan for current positions could erode our competitiveness. In addition, our financial results could be adversely affected by increased costs due to increased competition for employees, higher employee turnover or increased employee benefit costs.

Governmental regulation.

Our business and properties are subject to various federal, state and local laws and regulations, including those governing the production, packaging, quality, labeling and distribution of beverage products. In addition, various governmental agencies have enacted or are considering additional taxes on soft drinks and other sweetened beverages. Changes in existing laws or regulations could require material expenses and negatively affect our financial results through lower sales or higher costs.

Dependence on key personnel.

Our performance significantly depends upon the continued contributions of our executive officers and key employees, both individually and as a group, and our ability to retain and motivate them. Our officers and key personnel have many years of experience with us and in our industry and it may be difficult to replace them. If we lose key personnel or are unable to recruit qualified personnel, our operations and ability to manage our business may be adversely affected.

Because our officers and directors serve as officers and directors of other companies engaged in the beverage industry, a potential conflict of interest could negatively impact our ability to run our business.

Some of our directors and officers work for other companies in the beverage industry. Due to time demands placed on our directors and officers, and due to the competitive nature of the beverage industry, the potential exists for conflicts of interest to occur from time to time that could adversely affect our ability to conduct our business. The officers and directors’ employment and affiliations with other entities limits the amount of time they can dedicate to us as a director or officer and cannot be certain that a conflict of interest will not arise in the future. To date, there have not been any conflicts of interest between any of our directors or officers and the Company.

If our products become adulterated, misbranded or mislabeled, we might need to recall those items and we may experience product liability claims if consumers are injured or become sick.

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Product recalls or safety concerns could adversely impact our market share and financial results. We may be required to recall certain of our products should they be mislabeled, contaminated or damaged. We also may become involved in lawsuits and legal proceedings if it is alleged that the consumption of any of our products causes injury or illness. A product recall or an adverse result in any such litigation could have an adverse effect on our operating and financial results. We may also lose customer confidence for our entire brand portfolio.

Our distribution network relies on relationships with our distributors, and such reliance could affect our ability to efficiently and profitably distribute and market products, maintain existing markets and expand business into other geographic markets.

Our business relies upon distribution relationships for the sale and distribution of our products. There can be no assurance that we will be able to mitigate the risks related to all or any of these factors in any of the current or prospective geographic areas of distribution. To the extent that any of these factors have an adverse effect on the relationships with consultants, companies or retailers in a particular geographic area and, thus, limit our ability to maintain and expand the sales market, revenues and financial results may be adversely impacted. There also is no assurance that we will be able to maintain distribution relationships or establish and maintain successful relationships in new geographic distribution areas. There is the possibility that we will have to incur significant expenses to attract and maintain relationships in one or more geographic distribution areas in order to profitably expand geographic markets. The occurrence of any of these factors could result in a significant decrease in sales volume of our branded products and the products which we distribute for others and harm our business and financial results.

We will need significant additional capital, which we may be unable to obtain.

Our current liquidity position raises substantial doubt about our ability to continue as a going concern. If we are unable to raise additional capital and/or obtain financing sufficient to meet current and future obligations, we may not be able to continue as a going concern. Additionally, if the Company shall fail to raise $9,000,000 of additional capital no later than six months from the date of the Merger, then the holder may seek to rescind the Promissory Note Conversion Agreement, return the Note Conversion Shares and receive a replacement promissory note from the Company and the parties to the Preferred Stock Note Conversion Agreements may seek to rescind the Preferred Stock Conversion Agreement, return the Preferred Stock Conversion Shares and receive replacement shares of preferred stock from the Company. There can be no assurance that such funding will be available to the Company in the amount required at any time or, if available, that it can be obtained on terms satisfactory to the Company.

Future sales of common stock, or the perception of such future sales, by some of our existing stockholders could cause our stock price to decline.

The market price of our common stock could decline as a result of sales of a large number of shares of our common stock in the market or the perception that these sales may occur. These sales, or the possibility that these sales may occur, also might make it more difficult for us to sell shares in the future at a time and at a price that we deem appropriate.

Our limited operating history makes it difficult to forecast our future results, making any investment in us highly speculative.

We have a limited operating history, and our historical financial and operating information is of limited value in predicting our future operating results. We may not accurately forecast customer behavior and recognize or respond to emerging trends, changing preferences or competitive factors facing us, and, therefore, we may fail to make accurate financial forecasts. Our current and future expense levels are based largely on our investment plans and estimates of future revenue. As a result, we may be unable to adjust our spending in a timely manner to compensate for any unexpected revenue shortfall, which could then force us to curtail or cease our business operations.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

In accordance with Item 9.01(a), the following are filed as exhibits to this Current Report on Form 8-K:

Audited financial statements of Splash Beverage Group, Inc. for the year ended December 31, 2019 are filed as Exhibit 99.2 hereto.

Audited financial statements of Splash Beverage Group, Inc. for the years ended December 31, 2018 and 2017 are filed as Exhibit 99.3 hereto.

(b)

Pro Forma Financial Information

In accordance with Item 9.01(b), the following is filed as an exhibit to this Current Report on Form 8-K:

The unaudited pro forma consolidated financial statements giving effect to the Merger Agreement transaction between Canfield Medical Supply, Inc. and Splash Beverage Group, Inc. are filed as Exhibit 99.4 hereto.

Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger among Registrant, Merger Sub and Splash dated December 31, 2019(1)
4.1	Form of Replacement Promissory Note(2)
10.1	Form of Lock-Up Agreement(2)
10.2	Form of Promissory Note Conversion Agreement(2)
10.3	Form of Preferred Stock Conversion Agreement(2)
10.4	Form of SBG Warrant(2)
10.5	Form of New warrant(2)
99.1	Press Release, dated April 6, 2020(2)
99.2	Audited financial statements of Splash Beverage Group, Inc. for the year ended December 31, 2019
99.3	Audited financial statements of Splash Beverage Group, Inc. for the years ended December 31, 2018 and 2017
99.4	Unaudited pro forma consolidated financial statements giving effect to the Merger Agreement transaction between Canfield Medical Supply, Inc. and Splash Beverage Group, Inc.

(1) Incorporated by reference to the Current Report on Form 8-K filed on January 7, 2020.

(2) Incorporated by reference to the Current Report on Form 8-K filed on April 6, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2020

CANFIELD MEDICAL SUPPLY, INC.

/s/ Dean Huge
Dean Huge
Chief Financial Officer

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